BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2022
ACQUISITIONS
Schedule of fair value of the assets acquired and liabilities
	FeatherPay	Verifi Dental	Teamworx
Consideration Paid:	January 1, 2024	January 1, 2024	January 1, 2024
Cash	$500,000	$370,000	$-
Note payable	-	-	125,000
Common stock	-	-	-
Series A preferred stock	4,800,000	840,000	575,000
	$5,300,000	$1,210,000	$700,000

Fair values of identifiable assets acquired and liabilities assumed:

Assets acquired:
Cash	$-	$871	$12,752
Accounts receivable	959	54,259
Customer relationships	-
Acquired technology	5,299,041	1,154,870	678,548
Deferred revenue			8,700
Total assets acquired	5,300,000	1,210,000	700,000

Net assets acquired	$5,300,000	$1,210,000	$700,000